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                           CERTIFICATE OF MERGER

                                     OF

                      INTERNATIONAL BALER CORPORATION

                                    INTO

                           IBC MERGER CORPORATION

                  ----------------------------------------
                   Pursuant to Section 251 of the General
                  Corporation Law of the State of Delaware
                 -----------------------------------------


                  IBC MERGER CORPORATION, a Delaware Corporation hereby certifies as follows:
                  FIRST: The names of the constituent corporations are International Baler Corporation, IBC Merger Corporation and Waste Technology Corp. Each constituent corporation is incorporated under the laws of the State of Delaware.
                  SECOND: An Agreement of Merger dated June 24, 1997 among International Baler Corporation, IBC Merger Corporation and Waste Technology Corp. has been approved, adopted, certified, executed and acknowledged in accordance with section 251(c) of the General Corporation Law of the State of Delaware.
                  THIRD: The name of the surviving corporation is IBC Merger Corporation. Effective upon the filing of this Certificate, the name of the surviving corporation shall be International Baler Corporation (the "Surviving Corporation").
                  FOURTH: The Certificate of Incorporation of the Surviving Corporation is hereby amended to read in its entirety as set forth in Exhibit A annexed hereto.
                  FIFTH: An executed copy of the Agreement of Merger is on


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file at the principal place of business of the Surviving Corporation,
International Baler Corporation, 5400 Rio Grande Avenue, Jacksonville, Florida 32205, and a copy of the Agreement of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation
                  IN WITNESS WHEREOF, International Baler Corporation has caused this Certificate of Merger to be executed in its name this 25th day of June, 1997.
                                             International Baler Corporation





                                             By: s/Ted C. Flood
                                                 ----------------------------
                                                  Ted C. Flood, President


Attest:



s/Morton S. Robson
----------------------------
Morton S. Robson, Secretary